Exhibit 99.2

reAlpha

Reimagining the Path to Homeownership with AI-driven innovation



November 2025
Corporate Presentation
NASDAQ: AIRE

Disclaimers

This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by reAlpha Tech Corp. (“reAlpha,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions.

This presentation also contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to reAlpha’s plans, strategies, objectives, expectations, intentions and adequacy of resources as well as the anticipated benefits of the acquisition of Prevu, Inc. (“Prevu”). These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause reAlpha’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, such as reAlpha’s limited operating history and that reAlpha has not yet fully developed its artificial intelligence ("AI") based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha's ability to integrate the business of its acquired companies, including Prevu, into its existing business and the anticipated demand for the services offered by such acquired companies; reAlpha’s ability to maintain and strengthen its brand and reputation; reAlpha’s ability to benefit from the implementation and use of its internal AI-powered assistants; reAlpha’s ability to improve data accuracy and boost engagement of its brand through its redesigned website; reAlpha’s ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform’s continued growth through the implementation of its new processes and initiatives, including upgrades thereto; reAlpha’s ability to continue attracting loan officers and maintain its relationship with its REALTOR® affiliate to expand its operations nationally; reAlpha’s ability to execute business objectives and growth strategies successfully or sustain its growth; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U.S. states and maintain, or obtain, brokerage licenses in such states; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets; reAlpha’s ability to maintain compliance with applicable Nasdaq listing rules; the potential loss of key employees of its acquired companies including, but not limited to, Naamche, Inc. (“U.S. Naamche”) and Naamche, Inc. Pvt. Ltd. (“Nepal Naamche,” and together with U.S. Naamche, “Naamche”), AiChat Pte. Ltd., Hyperfast Title LLC, and Debt Does Deals, LLC (“reAlpha Mortgage”); changes in applicable laws or regulations, including with respect to the real estate market, AI and AI technologies, and the impact of the regulatory environment and complexities with compliance related to such environment; the health of the U.S. residential real estate industry and changes in general economic conditions; the availability of rebates, which may be limited or restricted by state law; and risks specific to AI-based technologies, including potential inaccuracies, bias, or regulatory restrictions and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K for the period ended December 31, 2024 (as amended), the Form 10-Q for the quarterly period ended June 30, 2025 (as amended), and the Form 10-Q for the quarterly period ended September 30, 2025, and other filings that may be filed with the SEC from time to time. Nothing contained herein is, or should be relied on as, a promise or representation as to the future.

The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

Former Subsidiary Disclosure
Certain historical financial information presented herein includes the results of GTG Financial, Inc. (“GTG Financial”), whose acquisition was completed on February 20, 2025 and subsequently rescinded on August 21, 2025. As a result, GTG Financial was no longer a subsidiary of the Company as of August 21, 2025.

Use of Non-U.S. GAAP Financial Measures
This presentation includes Adjusted EBITDA, a financial measure that is not presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and may be different from non-U.S. GAAP financial measures used by other companies. We reconcile our Adjusted EBITDA to our net income (loss) adjusted to exclude interest expense, depreciation and amortization, share-based compensation, and other non-cash, non-operating, or non-recurring items that we believe are not indicative of our core business operations.
We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-U.S. GAAP financial measures may be helpful to investors because it provides consistency and comparability with past financial performance. This non-U.S. GAAP financial measure is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. A reconciliation of this non-U.S. GAAP financial measure to the most directly comparable U.S. GAAP measures can be found in the appendix to this presentation and in our public filings with the SEC.

Trademarks
This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners.

Use of AI
Images on this presentation may be produced using AI. These AI-generated images are for illustrative purposes only and may not represent actual events or entities.

Industry and Market Data
This presentation contains information obtained from third-party sources, including industry publications, market research, and other publicly available data. While we believe such third-party sources to be reliable as of the date of this presentation, we have not independently verified the accuracy or completeness of any such information. Additionally, information contained in this presentation concerning our industry is also based on management’s good faith estimates, which estimates are derived from management’s knowledge of the industry and publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets. Similarly, we believe our internal research is reliable, however, such research has not been verified by any independent sources.

reAlpha
2

Executive Summ6ry rs6lpha is building a nsxt - gsnsration, vsrtically intsgratsd rsal sstats tschnology company that leverages 6I to streamline and monetize the full home buying and selling journey 3 Full - Stack Revenue Model By unifying Realty, Mortgage, and Title services into a single platform, reAlpha is able to capture value across the entire home purchase process 1 Efficiency & Value at Every Step Focused on optimizing the entire transaction process, reAlpha aims to deliver superior customer value through automation and integration Consumer Savings Drive Engagement The “commission rebate at closingˮ model is designed to boost user adoption and cross - service utilization by offering tangible savings to homebuyers Purpose - Built, AI - Powered Tech Platform With an underlying tech platform purposefully designed for homebuyers underpinning the product and operations, reAlpha is focused on delivering a fully - integrated, AI - powered customer experience As of November 20, 2025, reAlpha is licensed to provide mortgage brokerage services in 31 states. All three services (Realty, Mortgage, and Title) are currently only available in Florida and Virginia; however, two out of three services are available in eight additional states.

Investment Highlights

1 **Massive $3 Trillion+ Market, Purpose-Built for the Modern Homebuyer**

reAlpha is targeting the multi-trillion-dollar[1] opportunity across real estate, mortgage, and title with a tech-first model designed for scalability, efficiency, and cross-vertical revenue generation

2 **Monetization of the Full Transaction**

Unlike traditional brokerages, reAlpha expects to unlock greater revenue potential from each customer by driving multiple revenue streams across the entire home purchase process, from Realty to Mortgage to Title

3 **Scale Through Organic Growth and Strategic Acquisitions**

Realty and Mortgage licensing expansion, combined with targeted, accretive acquisitions, have expanded reAlpha's capabilities, reach, and revenue, which drove a 326% year-over-year revenue increase in Q3-2025

4 **Stronger Balance Sheet Provides Foundation for Future Growth**

The July 2025 repayment of the secured promissory note simplified reAlpha's capital structure, better positioning reAlpha for continued product development and market expansion

5 **Execution Backed by Experience**

Leadership team has deep expertise in technology, finance, and real estate, and has a track record of leading complex integrations and building high-performing, customer-focused operations

reAlpha

[1] Refers to sum of the U.S. Housing Market, U.S. Mortgage Origination Market, and U.S. Title Insurance Market. U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]; U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances; U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

4

$3.2 Trillion U.S. Real Estate Market Represents Significant Opportunity

U.S. Housing Market	U.S. Mortgage Origination Market	U.S. Title Insurance Market
~$80B Total Commissions Paid (2024)	**~$18B** Total Mortgage Broker Commissions	**~$23B** Total Title Insurance Revenue
$1.5T Total Home Transactions Value	**$1.7T** Total Value of Mortgages Originated	
U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]	U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances	U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

reAlpha

$3.2T is the sum of the Total Home Transactions Value and the Total Value of Mortgage Originated

5

Homebuying Today: Costly, Complex, and Fragmented

Many Costs and a Complex Process


$
$
$
$
$
$
$
$
Closing

Traditional Market Not Up to the Task

Numerous Fees are Standard

- Consumers aren't financially rewarded when using standalone services in the homebuying process and pay a fee for each service
- Buyers often assume commissions are paid by the seller, but in reality, they are usually built into the home price[1]

Fragmented Operations

- Consumers must coordinate across multiple vendors: real estate, mortgage, title and more

Slow and Complex

- We believe the customer experience is inefficient and over complicated by a lack of integration that increases time (4-8 weeks)[2] for a home loan and effort
- The industry suffers from a lack of automation with incumbents slow to adapt and constrained by outdated business models and technology

[1]Data sourced from Investopedia

[2]Data sourced from Waterstone Mortgage

6

Analogous Industries Disrupted by Tech-Driven Innovations

Industry	SECURITIES BROKER	TRAVEL	ADVERTISING
Company	Robinhood	Expedia	Google
New Revenue Model	Order routing, data subscriptions and bid/ask spreads	Merchant model, bundling trips and trip insurance	Algorithm-driven personalized advertising
Market Capitalization	$118.8B	$32.9B	$3.5T

...why not real estate?

Market capitalizations are in USD and reflect values as of November 11, 2025, on Yahoo Finance. All product names, logos and brands are property of their respective owners.

reAlpha
7

reAlpha: Reimagining the Path to Homeownership

A Unified Platform **Powered by AI**
and backed by **Human Expertise**


reAlpha
AI
Automation
Data Science
Closing
+ Human Expertise

1. **Consumer-Aligned Pricing Model**
"Commission rebate at closing" approach rewards homebuyers who use multiple services on the reAlpha platform. It aims to maximize consumer value while aligning incentives and increasing monetization opportunities

2. **AI-Driven Customer Experience**
Claire, reAlpha's proprietary AI assistant, delivers always-on guidance, handling search, education, and transaction support in real time. This is expected to improve efficiency, reduce friction, and scale far beyond what traditional agents can provide

3. **More Seamless Vertically Integrated Platform**
reAlpha owns and operates across real estate, mortgage and title, unlocking the full-stack revenue, streamlining the customer experience, and reducing handoffs through automation and optimized operations

4. **Scalable, Tech-Enabled Operations**
A blend of proprietary AI systems and distributed service teams enables reAlpha to support growth efficiently and maintain high service standards, with the goal of increasing profit margins as volume scales

reAlpha
8

Efid - to - Efid Homebuyifig Pl6tform Ufiifies Key Services 9 Mortgage Realty Title & Closing As of November 20, 2025, reAlpha is licensed to provide mortgage brokerage services in 31 states. All three services (Realty, Mortgage, and Title) are currently only available in Florida and Virginia; however, two out of three services are available in eight additional states.

The End-to-End Real Estate Super App

AI agent on standby 24/7
to answer questions, educate homebuyers, and ensure smooth transactions


Brian
Can you show me some other homes that are similar to this one but under my budget?
Claire
There are 7 properties available in Key West that meet your criteria of having at least 3 bedrooms, 2 bathrooms, a swimming pool, and a price up to $2 million. If you would like more information on any of these properties or need assistance with anything else, feel free to ask!
$995,000
3003 reAlpha Ave.
Key West, FL 30031
3 bedrooms | 2 baths | 1,317 sqft
$699,000
2002 reAlpha St.
Key West, FL 30031
View all properties
Ask a question to Claire

Mortgage built-in
so homebuyers can move from offer to closing seamlessly


To get started
Get pre-approved
Sellers prefer pre-approved buyers as it shows financial readiness.
Get pre-approved with our mortgage broker, Be My Neighbor.
Get pre-approved for free
Claire's top picks
96% Match
Ask a question to Claire
Dashboard
Search
Homelists
Offers
Profile

Licensed agents
provide expert support on a no-obligation basis


Exit
Your upcoming showing
Private Tour
3078 Greywood Lane FL, 32073
May 15, Wednesday
3:00 PM · 4:00 PM
Add to my calendar

Rebate at closing
is designed to incentivize consumer adoption of reAlpha services


Offer Accepted
You saved $12,037 in agent fees!

reAlpha
10

Commission Rebate Program Makes Homebuying More Affordable and Accessible

reAlpha increases homebuyers' purchasing power:

- **Bundle and save** approach is intended to generate homebuyer savings and increase the incentive to use multiple reAlpha products
- **Commission rebate of up to 75%** of buyer agent's commission aims to boost purchasing power by increasing down payment, covering closing costs, and/or lowering interest rate
- **Integration with mortgage broker** gives access to 100+ lenders[1] for lower costs, a more customized mortgage, and quicker closings
- **Integration with title company** for ease and time savings



Commission Rebate at Closing
Estimated Customer Rebate: ~$8,000[2]
75% of Buyer's Agent Commission
50% of Buyer's Agent Commission
25% of Buyer's Agent Commission
No Commission Rebate to Homebuyer
Not using reAlpha
Realty only
Realty + Mortgage
Realty + Mortgage + Title

[1]Refers to service offering in 33 states and D.C. at the reAlpha and subsidiary level
[2]The estimated amount a customer can get back at closing is based on the following assumptions: $446,000 median house price (as of June 2025; Redfin) and 2.4% buyer's agent commission (as of Q2-2025; Redfin); assumes customer uses all three reAlpha services and qualifies for a 75% commission rebate of $8,028. Estimated savings are illustrative and may not be representative of actual customer savings. Actual savings will vary by customer and are not guaranteed.

reAlpha 11

A Homeownership Success Story Utilizing reAlpha's Full Service Platform

Verified Customer

$860K Quadplex in Melbourne, FL
<$11K cash-to-close
40-day close | VA Loan

- Leveraged reAlpha's commission rebate and VA benefits to-reduce upfront costs
- Managed transaction through reAlpha's platform across Realty, Mortgage, and Title services
- Efficient transaction timeline enabled by coordination and automation across the reAlpha platform
- A low down payment VA loan, coupled with reAlpha's commission rebate, allowed the customer to purchase a cash-flow generating multifamily asset with appreciation potential



"[The] best way to buy your first/next single or multi-unit properties is by using reAlpha Realty, LLC... [My agent] made sure I had all the help and assistance I needed from beginning to the end of the buying process"

reAlpha
12

Mortgage Division Delivering Strong Growth and High Customer Satisfaction

reAlpha Mortgage

Formerly Be My Neighbor Mortgage. Data reflects activity from 2022 to September 2025, sourced internally from operational records. reAlpha completed the acquisition of reAlpha Mortgage in September 2024.



11%
23%
8%
58%
Conventional
VA
FHA
Other

Loan Types

$623MM
Total Loan Volume

1,888
Total Loans Closed

$330K
Avg Loan Amount

4.9/5
Google Reviews

reAlpha

All financial data from 2022 through September 30, 2025; total Google reviews received for reAlpha Mortgage as of November 10, 2025. Results to-date may not be indicative of future results.

13

Deliverifig Comprehefisive Title Services Client - Focused and Technology - Driven Delivers comprehensive, digital title services to meet the dynamic needs of reAlpha homebuyers Reliable and Secure By collaborating with underwriters, reAlpha offers customers protection against title defects. Security systems are regularly updated and certified by independent security experts Best Practices Compliance Committed to ongoing compliance with industry best practices, maintaining the highest standards in all our operations 14 Title Insurance Residential Closing Services Escrow Services Comprehensive Title Services reAlpha is pursuing partnerships to expand title offering into new geographic markets, with the aim of offering title services nationwide

Innovative Revenue Model Unlocks Value Across the Homebuying Journey

reAlpha generates revenue from **closing costs and services** beyond the home purchase[15.1]

Realty Services

Providing 24/7 AI-assisted real estate support and expert backup, from search, to showing, to offer and close

Est Revenue per Customer:[1]
$2,700

Current Offering[4]

Mortgage Brokering

Helping homebuyers find a mortgage that fits their unique situation

Est Revenue per Customer:[2]
$7,750

Current Offering[5]

Title Services

Verifying title/ownership history and insurance to cover future claims or liens

Est Revenue per Customer:[3]
$4,300

Current Offering[6]

Post-Closing Services

Managing the moving process, utility setup and monitoring of neighborhood values and taxes[15.2]

Future Offering

Estimated Revenue Potential per Customer: $14,750

[1] Estimated customer revenue for realty services is based on the following assumptions: $446,000 median house price (as of June 2025; Redfin), a 2.4% buyer's agent commission (as of Q2-2025; Redfin); and revenue net of commission rebate at closing (assuming customer uses all three reAlpha services and qualifies for a 75% rebate).
[2] Estimated customer revenue for mortgage services is based on the following assumptions: a median sale price of $446,000 (as of June 2025; Redfin) with an 18% down payment (2024 median; NerdWallet) payment and a loan amount of $365,720. Revenue is based on an average commission of 2.12% of the loan amount, which represents the average commission charged on the loan amount received by reAlpha
[3] Estimated customer revenue for title services is based on the following assumptions: a 0.5% of home purchase price as title fees (Anytime Estimate), 0.5% of the home purchase price as title insurance premium (Anytime Estimate) and a 70% retention rate (Federal Title & Escrow Company).
[4] Current offering in nine states (Detailed availability); [5] Current offering in 31 states (Detailed availability) [6] Current offering in Florida, Tennessee, and Virginia

reAlpha
15

Strategic Acquisition Strengthens reAlpha’s AI-Driven Realty Platform

Prevu: Technology-Driven Real Estate Brokerage

Residential real estate brokerage offering buyers a commission rebate through a fully digital homebuying platform

Expands Realty Footprint ▪ Market-Tested Rebate Model ▪ Enhances Platform Automation

reAlpha

Prevu Business Overview: Fully Integratable into reAlpha's Full Stack Model

Key Metrics

→ **Founded** in 2017

→ **1270** total homes sold

→ **$1.5M** 2025 estimated revenue

→ **9** agents

Market Coverage



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI
Prevu

12 States + DC

Business Highlights

1. **Proven Rebate Model**
Market-tested commission rebate structure with demonstrated buyer adoption

2. **Agent Operating Platform**
Proprietary back-end technology that enables agents to manage high transaction volumes efficiently

3. **High-Value Market Focus**
Operational focus on large metro markets with higher average home prices

4. **52% U.S. Population Coverage[1]**
Regulatory coverage across 12 states and DC, covering more than half of of the U.S. population

reAlpha

[1]U.S. Census Bureau, Population Division – Annual Estimates of the Resident Population for States and D.C., July 1, 2024 (Vintage 2024)

Synergistic Platform Expected to Accelerate Path to Profitability

Scale

Immediate Multi-State Market Entry and Transaction Flow

Acquire regulatory infrastructure, expanding realty footprint from 3 to 13 markets, and financially accretive transaction flow to drive growth

Differentiation

Complementary Technology & User Experience Platforms

Combine digital platform with Claire (AI homebuying concierge) to further reduce friction and elevate the homebuyer experience

Revenue Lift

Cross-Selling Synergies Across Mortgage and Title

Unlock cross-sell opportunities across mortgage and title services to deepen engagement and increase revenue per client

Margin Expansion

Cost Synergies Supporting Profitability

Realize cost and operational synergies across marketing, tech, and admin to improve the combined company's profitability trajectory

reAlpha

19 Geogr6phic Footprifit Exp6fisiofi • reAlphaʼs goal is to continue expanding to additional states and add Realty and Mortgage licenses to the portfolio Service Exp6fisiofi • Increase services where reAlpha does not have a full suite of homebuying services in place • Attract service partners to reAlphaʼs vertically - integrated ecosystem M6rket Sh6re Pefietr6tiofi • Build a larger network of service personnel through agent recruitment strategies and acquisitions • Offer a more affordable, streamlined experience that generates organic customer interest • Implement AI - driven tech - enabled processes that increase transaction capacity for service personnel Presefit ifi 34 m6rkets 6s of November 20, 2025 Prevu Acquisitiofi 6fid Str6tegic Licefise Exp6fisiofi Will Opefi New M6rkets 6fid Drive Sc6le

Multi-Channel Go-to-Market Strategy Fuels Lead Acquisition through Realty and Mortgage

Brand[1]	SINCLAIR · ATMOSPHERE · WILLOW · NCM
Paid Social	
Paid Search	Google · Microsoft Bing
Organic Search	Blog content optimized for SEO & AI SEO
Self-Generated	FL Agents drive direct leads · Loan Officers generate referral business

Realty

Lead exchange between Realty & Mortgage[2]

Mortgage


10:48
5G
realpha.com
reAlpha
The end-to-end homebuying platform that pays you back
Save an average of $8,000 at closing when you combine real estate, mortgage, and title services with reAlpha
Get started

Newly redesigned, integrated digital experience across Realty and Mortgage, driving improved conversion

[1] Brand investment enabled through Mecurius Media Capital LP media-for-equity investment
[2] In states nine states where multiple services are available

reAlpha

20

Momefitum Acceler6tifig Across the Busifiess 21 L6ufiched Ifiterfi6l AI Lo6fi Officer Assist6fit Ph6se 2 Upgraded assistant to now include automated document classification and validation Improved B6l6fice Sheet & N6sd6q Compli6fice Raised $7.5M in equity offerings; repaid secured debt in full; regained compliance with Nasdaq minimum market value of listed securities requirement Ofie reAlph6: N66mche Ifitegr6tiofi Unified product and technology organization to help scale end - to - end homebuying experience Exp6fided Service Av6il6bility Expanded Realty services to Georgia, and Mortgage services to Utah and Nevada Ufiified Br 6 fid Look & Feel + Mess 6 gifig Modern brand experience rolled out across Realty and Mortgage providing a consistent customer experience at every point Cl6ire 6s Homebuyifig Coficierge Connected platform now provides personalized AI guidance from search to tours and starting the mortgage pre - approval process Strategic Progress Since Last Quarter L 6 ufiched Ifiterfi 6 l AI - Powered Efig 6 gemefit Agefit AI - driven workflow automation improves mortgage operations by strengthening top - of - funnel conversion performance Prevu Acquisitiofi Acquisition of technology - driven real estate brokerage expands realty services to 11 additional markets

Fifi6fici6l Highlights 22 Q3 2025 RESULTS 1 YoY represents a comparison against the same period in the prior year (Q3 ‘24 vs Q3 ‘25) REVENUE $1,445K 326% YoY GROSS PROFIT $750K 229% YoY ADJUSTED EBITDA ($2,208K) (76%) YoY GROSS PROFIT MARGIN 52% (15ppt) YoY 1 Results for the periods presented include the operations of GTG Financial, which acquisition was completed on February 20, 2025 and subsequently rescinded on August 21, 2025. Following August 21, 2025, GTG Financial was no longer a subsidiary of reAlpha and its results of operations are only included through August 21, 2025.

Exp6fid Service Offerifigs • Accelerate state licensing expansion across Realty, Mortgage, and Title • Build out correspondent lending to improve mortgage funding options • Continue strategic acquisitions of service companies Str6tegic Ro6dm6p to Drive Growth 6fid Oper6tiofi6l Excellefice 23 Ificre6se Fufifiel Cofiversiofi • Enhance product and service features to increase pull - through from web traffic • Increase service upsell rate by leveraging tiered commission rebates • Continue to onboard experienced, top performing loan officers Cofitifiue Ifivestmefit ifi AI & Autom6tiofi • Continue to expand AI Loan Officer Assistant to further speed processing • Launch new proprietary AI features to streamline homebuyer experience • Automate routine operational workflows M6ifit6ifi Focus ofi Oper6tiofi6l Efficieficy • Maintain active management of vendor costs and overhead • Plan and execute strategic capital raises for growth investment • Deepen integration across Realty, Mortgage, and Title to accelerate closings and increase cost savings Diversify Customer Acquisitiofi Ch6fifiels • Increase spending in proven lead generation channels • Pilot new channels to broaden reach • Maximize remaining Mercurius brand marketing investment

NASDAQ: 6IRE Em6il InvestorRelations@realpha.com Phofie +1 707 - 732 - 5742 ext 2 Corporats 6515 Longshore Loop, Suite 100, Dublin, OH 43017 525 Washington Blvd, Suite 300, Jersey City, NJ 07310 Mortgags 305 W Woodard St, Suite 220, Denison, TX 75020 Rsalty 1560 Sawgrass Corporate Parkway, Suite 455, Sunrise, FL, 33323

Efidfiotes 25 Notss to Pags 4 Invsstmsnt Highlights and Pags 5 $3.2 Trillion U.S. Rsal Estats Markst Rsprsssnts Significant Opportunity 4.1 Redfin Data Center. "Monthly Housing Market Data from January 2024 - December 2024." Redfin, URL: https://www.redfin.com/news/data - center/ ]. Based on the total 2024 U.S. Housing Market value of approximately $1.49 trillion (sum of total value of homes sold in all 50 states), and an average combined buyer and seller agent commission rate of 5.32% in September 2024 from Yahoo Finance. "Real estate agent fees: What percentage do Realtors get?" Yahoo Finance, URL: https://finance.yahoo.com/personal - finance/mortgages/article/real - estate - agent - fees - 224457 001.html ] 4.2 Total Value of Mortgages Originated from Trading Economics. “United State Mortgage Originationsˮ (URL: https://tradingeconomics.com/united - states/mortgage - originations ). Sum of all 2024 quarters to represent calendar year 2024. Total Value of Mortgage Originated includes refinances. Average of 1 - 2% commission rate sourced from Investopedia. “How Much Do Mortgage Brokers Make?ˮ (URL: https://www.investopedia.com/how - much - do - mortgage - brokers - make - 5213979 ). We have assumed a 1.1% average commission rate on the total value of mortgages originated to derive the total mortgage broker commissions presented in the graphic. Notss to Pags 15 Innovativs Rsvsnus Modsl Unlocks Valus 6cross ths Homsbuying Journsy 15.1 Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage and market conditions. 15.2 While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

Non-U.S. GAAP Reconciliation

The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented in this presentation:

	For the Three Months Ended September 30[1]	
	2025	**2024**
Net loss	$(5,781,324)	$(2,098,574)
Adjusted to exclude the following:		
Depreciation and amortization	132,001	163,439
Amortization of loan discounts and origination fee (1)	303,122	36,250
Non-cash marketing expenses (2)	2,079,874	-
Impairment of intangible assets	-	-
Changes in fair value of contingent consideration (3)	(67,000)	-
Change in fair value of preferred stock (4)	95,495	-
Loss on extinguishment of debt	368,769	-
GTG deconsolidation gain (5)	(94,071)	-
Gain on previously held equity	-	108,382
Interest expense	85,242	119,881
GEM commitment fee (6)	125,000	125,000
Share based compensation (7)	286,656	113,037
Equity offering costs (8)	250,000	-
Acquisition-related expenses	-	178,678
Adjusted EBITDA	**(2,216,236)**	**(1,253,907)**

(1) Represents amortization of all debt issuance costs and original issue discount due to the repayment of the secured promissory note issued to Streeterville Capital, LLC (the "Note"), including the prepayment penalty.
(2) Represents the non-cash marketing expenses such as the utilization of credits from Mercurius Media Capital LP ("MMC").
(3) Represents remeasurement gains or losses related to the contingent consideration of reAlpha Mortgage.
(4) Represents non-cash remeasurement gains or losses related to the shares of Series A Preferred Stock issued in the MMC transaction.
(5) Represents a loss recognized upon the rescission of the GTG Financial acquisition.
(6) Represents the commitment fee of $1,000,000 incurred in connection with the equity facility from GEM Yield Bahamas Limited and GEM Global Yield LLC SCS, which has been amortized over a period of 24 months, beginning on October 23, 2023.
(7) Represents non-cash expenses related to shares of common stock issued to certain employees and RSUs granted to our executive officers and certain employees.
(8) Represents legal and professional fees incurred in connection with the issuance of shares of common stock and warrants through the best efforts public offering completed on July 18, 2025, the registered direct offering and concurrent private placement completed on July 22, 2025, and the at-the-market program with H. C. Wainwright & Co. LLC.

[1] Results for the periods presented include the operations of GTG Financial, which acquisition was completed on February 20, 2025 and subsequently rescinded on August 21, 2025. Following August 21, 2025, GTG Financial was no longer a subsidiary of reAlpha and its results of operations are only included through August 21, 2025.

reAlpha 26

Completed Acquisitiofis 27 Planned Acquisitions In - house AI development studio Showings Mortgage Post - closing Services 27 Technology - driven real estate brokerage Mortgage brokerage services in 31 states; formerly known as Be My Neighbor AI - powered chatbot in 270+ languages Title insurance and settlement services in 3 states (controlling interest)

Leadership Team



Mike Logozzo
CEO, reAlpha Tech Corp.

Mike is an experienced leader with a strong background in financial services, innovation, and operations. Previously, he held senior roles at BMW Financial Services managing a large portfolio and at L Marks, driving innovation for global enterprises.



Piyush Phadke
CFO, reAlpha Tech Corp.

Piyush is a seasoned financial executive with over 20 years of experience in investment banking and capital markets. He previously held senior roles at BTIG, Jefferies, and Bank of America, specializing in financial strategy, capital structuring, and leading companies through high growth.



Vijay Rathna
CTO, reAlpha Tech Corp.

Vijay is an experienced technology leader with over 20 years in software engineering, AI, and enterprise innovation. He previously served as SVP of Innovation and Development at Coretelligent, where he led advanced AI initiatives and enterprise platform development.



Cristol Rippe
CMO, reAlpha Tech Corp.

Cristol is a proven marketing executive with a track record of building high-velocity brands in fintech and proptech. She led marketing through Root Insurance’s IPO, and held senior marketing roles at Landed, 2Checkout, and Abbott Nutrition.



Jamie Cavanaugh
CEO, reAlpha Mortgage

Jamie is a seasoned mortgage executive with expertise leading strategy, growth, and operations. She has held senior roles at Amerifund Home Loans, Prospect Mortgage, and Bank of America. She is a licensed California Real Estate Broker and has been a Mortgage Loan Originator since 2001.

reAlpha
28

Board of Directors



Giri Devanur
Executive Chairman

- Entrepreneur with Nasdaq IPO experience
- EY Entrepreneur of the Year (2017)



Brian Cole
Compensation Committee Chairman

- Managing Director, Baird Investment Bank
- Former Manager, PWC



Dimitrios Angelis
Corporate Governance Committee Chairman

- Board Director of a publicly listed company
- Co-founder of several startups, including Sparta Biomedical
- Managing Partner at Pharma Tech LLC



Balaji Swaminathan
Audit Committee Chairman

- Founder and CEO of SAIML Private Ltd
- Former President of Westpac Banking Corp.
- Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch



Monaz Karkaria
Director

- Seasoned real estate executive
- Real Estate Coach & Mentor
- Buy Rehab Rent Refinance (BRRRR)™ strategist

reAlpha
29